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                                                                   EXHIBIT 8.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the inclusion in this Registration Statement on Form 10-SB of our report dated July 5, 1996 on our audit of the financial statements of Advanced Gaming Technology, Inc.


/s/
Robison, Hill & Co.
Certified Public Accountants

Salt Lake City, Utah
January 14, 1997